Other operating income and expenses	12 Months Ended
Dec. 31, 2025
Other operating income and expenses
Other operating income and expenses

26.Other operating income and expenses

The Company had other operating income of €1.3 million for the year ended December 31, 2025 compared to €1.0 million for the year ended December 31, 2024 and €0.5 million for the year ended December 31, 2023. The impact of the recoverable cash advances is further detailed in note 18.1.

	For the year ended December 31
(in EUR 000)	2025	2024	2023
Recoverable cash advances
Initial measurement and re-measurement	1,142	561	324
R&D incentives	236	530	1,376
Capitalization of R&D incentive	(99)	(83)	(1,005)
Net loss on disposal of property, plant and equipment and right-of-use assets	(162)	—	—
Gain on lease modification	119	—	—
Other income/(expenses)	38	—	(151)
Total other operating income	1,274	1,008	544

The other operating income contains the R&D Incentive in Australia and as from 2023 the tax incentive in Belgium as well. The incentives to be received relate to development expenses incurred by the subsidiary in Australia and Belgium. Refer to note 10 for more information on the tax incentive in Belgium. For the year ended December 31, 2025, €99,000 has been deducted from the expenses capitalized and for the year ended December 31, 2024, €83,000  has been deducted from the expenses capitalized in relation to this R&D Incentive. The R&D incentive and capitalization of R&D incentive for the year ended December 31, 2024 includes a correction of the R&D incentive in Belgium on the investments of 2023 for an amount of €93,000.

For the year ended December 31, 2025, the Company recognized a loss on disposal on property, plant and equipment for an amount of €170,000, a gain on disposal on right-of-use assets for an amount of €8,000 and a gain related to lease modifications for an amount of €119,000.